LCI Industries Q2 2022 Earnings Conference Call August 2, 2022 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine War on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, adjusted EBITDA, and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Ongoing Innovation ■ Strong focus on innovation driving new product development, meeting increasing customer demand for sophisticated offerings Second Quarter 2022 Highlights Record Results ■ Record net sales of $1.5 billion, net income of $154.5 million in the second quarter ■ 108% increase in EBITDA1 ■ Outperformance supporting strengthened financial position, strengthened balance sheet Continued focus on diversification to support long-term outperformance Executing on Diversification ■ Achieved double-digit growth across all North American markets ■ Continued market share in Aftermarket, Marine, and other Adjacencies Substantial Content Growth ■ 49% growth in content per travel trailer and fifth-wheel RV2 supported by continued organic expansion ■ 71% growth in content per power boat2 3 1 Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended June 30, 2022

Key Drivers • 152,400 units shipped in Q2 2022 as secular trends continue to draw consumers into outdoor lifestyle • Q2 2022 North American RV OEM sales up 58% YoY RV OEM Growth Drivers & Trends RV OEM Organic Growth Expectations • Current 2022 forecast of 500 - 530k units implies 35-45% decrease in wholesale shipments in H2 2022 compared to record shipments in H1 2022 • Investing further in continuous improvement and automation to drive scalable production and margin expansion RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q41 8 Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,382 for Q2 2022 (LTM basis) • Increase of 49% over the comparable prior year period 4

International ■ Q2 2022 sales up 5% YoY ■ Secular trends drive U.S. growth, while macro economic headwinds slow European growth ■ Introducing European products to North American markets continues to be a focus Aftermarket ■ Q2 2022 sales up 13% YoY ■ Furrion acquisition continues to act as catalyst for innovative products to come ■ Customer experience engagement initiatives including Lippert Scouts, Campground Project, annual Lippert Getaway remain as the bedrock of collecting valuable customer feedback and data points EXPANDING MARKETS Diversification Supporting Long-Term Outperformance Adjacent Markets ■ Q2 2022 sales up 37% YoY ■ Continued growth in Marine, supported by content expansion and new product introduction ■ Building out Captain’s customer support group, boasting 1,000+ group members 5

INNOVATION AS A CULTURE Innovation Focus Supporting Market Share and Content Expansion Continuously developing new product innovations to meet increasing demand for technologically-advanced products 6 Independent Suspension Gate Defender Jack ABS (Anti-Lock Brake) System OneControl On-The-Go Ladder Temp & Propane Sensors Furrion Power Cord Set

GROWTH STRATEGY Growth progressed by innovation and demand Allocating Capital to Areas with the Highest Growth Return • Investment in the business, with focus on automation projects • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Integrating and Realizing Synergies from Recent Acquisitions • Realizing synergies from recent acquisitions as we continue integration, while preserving cash and paying down debt in near term • Maintaining a robust pipeline of M&A targets across all markets, open to small and strategic tuck-in acquisitions Leveraging Strengths to Win Market Share • Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering innovation • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 7

Operating Margin 8.6% 14.2% Second Quarter 2021 Second Quarter 2022 (in th ou sa nd s) Consolidated Net Income $67,889 $154,530 Second Quarter 2021 Second Quarter 2022 (in th ou sa nd s) EBITDA* $120,736 $250,696 Second Quarter 2021 Second Quarter 2022 Q2 2022 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,093,720 $1,536,150 Second Quarter 2021 Second Quarter 2022 Consolidated Net Sales by Market +52% RV OEM +37% Adjacent OEM +13% Aftermarket +5% International 8

As of and for the six months ended June 30 LIQUIDITY AND CASH FLOW 2022 2021 Cash and Cash Equivalents $55M $98M Remaining Availability under Revolving Credit Facility(1) $287M $373M Capital Expenditures $71M $42M Dividends $50M $42M Debt / Net Income (TTM) 2.3x 3.9x Net Debt/EBITDA (TTM) 1.3x(2) 2.0x(3) Cash from Operating Activities $348M $24M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,123M, less Cash of $55M, resulted in Net Debt of $1,068M at June 30, 2022, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $496M adding back Interest of $23M, Taxes of $172M, and Depreciation and Amortization of $125M), resulting in $816M EBITDA for the twelve months ended June 30, 2022. The GAAP debt / Net income ratio was $1,123M / $496M or 2.3x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,008M, less Cash of $98M, resulted in Net Debt of $910M at June 30, 2021, divided by EBITDA (Net Income of $259M, adding back Interest of $11M, Taxes of $84M, and Depreciation and Amortization of $100M), resulting in $454M EBITDA for the twelve months ended June 30, 2021. The GAAP debt / Net income ratio was $1,008M / $259M or 3.9x. 9

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended June 30, ($ in thousands) 2022 2021 Net Income $ 154,530 $ 67,889 Interest Expense, Net 6,191 3,472 Provision for Income Taxes 58,068 22,621 Depreciation and Amortization 31,907 26,754 EBITDA $ 250,696 $ 120,736 10

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